FRONTEGRA FUNDS, INC.
        SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1996



Delayed Offering of Frontegra Opportunity Fund Shares

Shares of the Frontegra Opportunity Fund (the
"Opportunity Fund") are not currently being offered to
the public as the Opportunity Fund has not commenced
operations.  Accordingly, you may not purchase shares
in the Opportunity Fund at this time.   The Prospectus
shall not be deemed to offer shares of the Opportunity
Fund in any jurisdiction. This information supersedes all relevant references to the offering of the Opportunity Fund contained in the Prospectus and Statement of Additional Information.

Shares in the Frontegra Total Return Bond Fund will continue to be offered to the public, and information contained in the Prospectus relating to that Fund remains in full effect. This Supplement should be retained with your Prospectus for future reference.




   The date of this Supplement is November 25, 1996.